UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 28, 2009 (September 25, 2009)

BTHC VIII, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-52232	20-5463509
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation or organization)

THT Industrial Park,
No.5 Nanhuan Road, Tiexi District
Siping, Jilin Province 136000
People’s Republic of China
(Address of principal executive offices)

86-434-3265241
(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 25, 2009, the board of directors (the “Board”) of BTHC VIII, Inc. (the “Company”), in accordance with Article III of the Company’s Bylaws, increased the size of the Board of the Company from one to five.  The Board then appointed Mr. Fucai Zhan, the Company’s Vice President of Research and Development, to fill one of the vacancies as an employee-director of the Company and Messrs. Wenquan Tao, William Haus and To Tsang (the “Independent Directors”), as independent directors of the Company, to fill the remaining vacancies created by such increase.  The Board also determined that each of the Independent Directors constitutes an “independent director” as defined by Rule 4200(a)(15) of the Marketplace Rules of The Nasdaq Stock Market, Inc. (the “Nasdaq Marketplace Rules”).

On the same day, the Company entered into separate Independent Director Contracts and Indemnification Agreements with each of the Independent Directors. Under the terms of the Independent Director’s Contracts, the Company agreed to pay Mr. Tao an annual fee of $24,000, Mr. Tsang an annual fee of $24,000 and Mr. Haus an annual fee of $36,000, as compensation for the services to be provided by them as Independent Directors. Under the terms of the Indemnification Agreements, the Company agreed to indemnify the Independent Directors against expenses, judgments, fines, penalties or other amounts actually and reasonably incurred by the Independent Directors in connection with any proceeding if the Independent Director acted in good faith and in the best interests of the Company.

The foregoing summary of the material terms and conditions of the Independent Director’s Contracts and the Indemnification Agreements does not purport to be complete and is qualified in its entirety by reference to the Independent Director’s Contracts and the Indemnification Agreements attached to this report as Exhibit 10.1 through 10.6.

Fucai ZHAN

Mr. Fucai Zhan, age 39, is our Vice President of Research and Development.  He has held that position since June 30, 2009, when we completed our reverse acquisition of Megway International Holdings Ltd. and its Chinese subsidiaries.  Mr. Zhan possesses over 15 years of comprehensive experience in production, research and development, and sales. Mr. Zhan joined our Chinese subsidiary, Siping Junyuan, in 1999 as Vice President of Sales and was appointed as Vice President of Research and Development in 2009.  Before joining Siping Juyuan, he worked as production manager, Research and Development manager and assistant to the General Manager at Dong Feng Siping Auto Parts Co., Ltd.  Mr. Zhan graduated from Jilin University of Technology in 1996.

Wenquan TAO

Mr. Wenquan Tao, age 70, has been working as a professor at School of Energy & Power Engineering of Xi'an Jiaotong University since 1986. Mr. Tao is currently an academician of the Chinese Academy of Science, a member of the Advisory Board of Numerical Heat Transfer and a member of Editorial Board of Progress in Computational Fluid Dynamics. In addition, he is an associate editor of ASME Journal of Heat Transfer, associate editor of International Journal of Heat & Mass Transfer, and an associate editor of International Communications in Heat & Mass Transfer. In 2003, Mr. Tao was honored by the Ministry of Education of China as National Distinguished Professor. Mr. Tao graduated from Xi’an Jiaotong University with a M.S. and a B.S. in Power Machinery Engineering.

William HAUS

Mr. William Haus, age 45, has extensive experience in business and finance for public companies as well as China-based companies. Since August 2008, Mr. Haus is the CEO and director of CS China Acquisition Corporation, a special purpose acquisition corporation focused on effecting a business combination with a China-based private company. Over the past 8 years, Mr. Haus has worked in a variety of roles in analyzing companies and evaluating companies as potential investments. From September 2005 to May 2008, Mr. Haus was the Analyst for The Pinnacle Fund & The Pinnacle China Fund, both of which are hedge funds focused on investment opportunities in the United States and China. Between April 2005 and September 2005, he was the S.V.P. and Equity Research Analyst for Healthcare Information Technology and Pharmaceutical Outsourcing, Stanford Group Company, a securities brokerage firm. From March 2000 to March 2005, Mr. Haus was the Senior Equity Research Analyst for Healthcare Information Technology and Pharmaceutical Outsourcing, Advest, Inc., a securities brokerage firm. Mr. Haus graduated from the State University of New York College at Fredonia with a B.S. in business administration and a B.A. in economics and received a Master of Business Administration from Boston University. He is a Chartered Financial Analyst (CFA) and member of the CFA Institute. Mr. Haus is also independent director of China Valves Technology, Inc., a manufacturer of valves, listed on OTCBB and China Nutrifruit Group Limited, a food products producer, listed on NYSE AMEX.

To TSANG

Mr. To Tsang, age 34, has extensive knowledge with overseas capital markets and has advised various PRC companies on their pre-IPO restructurings, pre-IPO financing and securities offerings on the overseas capital markets and has advised on numerous reverse acquisitions of overseas public companies by PRC companies. Since May 2008, he has been a partner at King & Wood, practicing mergers and acquisitions, corporate restructurings, securities offerings, and other corporate advisory matters. From April 2006 to April 2008, Mr. Tsang worked as a Hong Kong solicitor with DLA Piper. From July 1997 to March 2006, Mr. Tsang worked as a Hong Kong trainee and paralegal for Michael Cheuk, Wong & Kee. Mr. Tsang holds an LL.M. from the University of London, a PCLL from the City University of Hong Kong, and an LL.B. from Xiamen University. He is admitted as a Solicitor to the High Court of Hong Kong as well as a PRC qualified lawyer.

There are no arrangements or understandings between any of the Independent Directors and any other persons pursuant to which they were selected as directors. There are no transactions between the Company and any Impendent Director that would require disclosure under Item 404(a) of Regulation S-K.

Item 5.05.

Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On September 25, 2009, the Board adopted a Code of Ethics. The Code of Ethics applies to all employees, including the Company’s principal executive officer, principal  financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics will be posted on the corporate governance page of the Company's website at www.tht.cn as soon as practicable.

Item 8.01.

Other Events

On September 25, 2009, the Board, including the Independent Directors, established an Audit Committee, a Compensation Committee, and a Governance and Nominating Committee and appointed each of the Independent Directors to each committee. Mr. Haus was appointed as the Chair of the Audit Committee, Mr. Tsang was appointed as the Chair of the Compensation Committee and Mr. Tao was appointed as the Chair of the Governance and Nominating Committee. The Board also determined that Mr. Haus possesses accounting or related financial management experience that qualifies him as financially sophisticated within the meaning of Rule 4350(d)(2)(A) of the Nasdaq Marketplace Rules and that he is an “audit committee financial expert” as defined by the rules and regulations of the Securities and Exchange Commission. Copies of the Audit Committee Charter, the Compensation Committee Charter, and the Governance and Nominating Committee Charter are attached to this report as Exhibits 99.1, 99.2 and 99.3, respectively, and are incorporated herein by reference. Each committee charter will also be posted on the corporate governance page of the Company's website at www.tht.cn as soon as practicable.

Item 9.01.

Financial Statements and Exhibits.

(d)   Exhibits

Exhibit No.	Description
10.1	BTHC VIII, Inc. Independent Director’s Contract, dated as of September 25, 2009, by and between BTHC VIII, Inc. and Wenquan Tao.
10.2	BTHC VIII, Inc. Independent Director’s Contract, dated as of September 25, 2009, by and between BTHC VIII, Inc. and William Haus.
10.3	BTHC VIII, Inc. Independent Director’s Contract, dated as of September 25, 2009, by and between BTHC VIII, Inc. and To Tsang.
10.4	Indemnification Agreement, dated as of September 25, 2009, by and between BTHC VIII, Inc. and Wenquan Tao.
10.5	Indemnification Agreement, dated as of September 25, 2009, by and between BTHC VIII, Inc. and William Haus.
10.6	Indemnification Agreement, dated as of September 25, 2009, by and between BTHC VIII, Inc. and To Tsang.
14.1	BTHC VIII, Inc. Code of Ethics, adopted September 25, 2009.
99.1	BTHC VIII, Inc. Audit Committee Charter, adopted September 25, 2009.
99.2	BTHC VIII, Inc. Compensation Committee Charter, adopted September 25, 2009.
99.3	BTHC VIII, Inc. Governance and Nominating Committee Charter, adopted September 25, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 28, 2009

BTHC VIII, INC. By: /s/Guohong Zhao Guohong Zhao Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	BTHC VIII, Inc. Independent Director’s Contract, dated as of September 25, 2009, by and between BTHC VIII, Inc. and Wenquan Tao.
10.2	BTHC VIII, Inc. Independent Director’s Contract, dated as of September 25, 2009, by and between BTHC VIII, Inc. and William Haus.
10.3	BTHC VIII, Inc. Independent Director’s Contract, dated as of September 25, 2009, by and between BTHC VIII, Inc. and To Tsang.
10.4	Indemnification Agreement, dated as of September 25, 2009, by and between BTHC VIII, Inc. and Wenquan Tao.
10.5	Indemnification Agreement, dated as of September 25, 2009, by and between BTHC VIII, Inc. and William Haus.
10.6	Indemnification Agreement, dated as of September 25, 2009, by and between BTHC VIII, Inc. and To Tsang.
14.1	BTHC VIII, Inc. Code of Ethics, adopted September 25, 2009.
99.1	BTHC VIII, Inc. Audit Committee Charter, adopted September 25, 2009.
99.2	BTHC VIII, Inc. Compensation Committee Charter, adopted September 25, 2009.
99.3	BTHC VIII, Inc. Governance and Nominating Committee Charter, adopted September 25, 2009.